EXHIBIT 99.1

OFFICE OF THE UNITED STATES TRUSTEE

------------------------------------------------------------------------------              ----------------------------------------
In Re:                                                                                      DEBTOR IN POSSESSION OPERATING REPORT
                                                                                            ----------------------------------------
FREEREALTIME.COM, INC. - CONSOLIDATED
26880 Laguna Hills Dr., Suite 200                                                           Report Number: 5
Aliso Viejo, CA  92656                                    Debtor
                                                                                            For the Period From: August 1, 2001
Chapter 11 Case No:                                       SA01-13495JR                      For the Period To: August 31, 2001
-------------------------------------------------------------------------------             ----------------------------------------

1. Profit and Loss Statement (Accrual Basis Only)
    A.  Related to Business Operations:
         Gross Sales                                          $    109,799
         Less: Sales Returns and Discounts                             -
            Net Sales                                                             $    109,799
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost                                   -
         Add: Purchases                                                -
         Less: Ending Inventory at Cost                                -
            Cost of Goods Sold                                                         126,254
                                                                                  -------------
                Gross Profit                                                                          $    (16,455)
                Other Operating Revenues (Specify)                                                             -
         Less: Operating Expenses:
         Officer Compensation                                       32,242
         Salaries and Wages - Other Employees                       39,833
                                                              -------------
            Total Salaries and Wages                                                    72,075
            Employees Benefits and Pensions                            -                   -
         Payroll Taxes                                               5,529
         Real Estate Taxes                                             -
         Federal and State Income Taxes                                -
                                                              -------------
            Total Taxes                                                                  5,529
         Rent and Lease Exp (Real and Personal Prop)                 1,406
         Interest Expense (Mortgage, Loan, etc)                      1,013
         Insurance                                                     445
         Automobile Expense                                            -
         Utilities (gas, electricity, water, telephone, etc)         5,594
         Depreciation and Amortization                              49,500
         Repairs and Maintenance                                       -
         Advertising                                                   -
         Supplies, Office Expenses, Photocopies, etc                15,299
         Bad Debts                                                  18,829
         Miscellaneous Operating Expenses (specify)                 50,034
                                                              -------------
                                                                                       142,121
                                                                                  -------------
             Total Operating Expenses                                                                      219,726
                                                                                                      -------------
                    Net Gain/Loss from Business Operations                                                (236,181)
   B.  Not Related to Business Operations:
        Income:
          Interest Income                                            1,282
          Other Non-Operating Revenues (Specify)                       -
          Gross Proceeds on Sale of Assets                             -
          Less: Original Cost of Assets plus Expenses of Sale          -
              Net Gain/Loss on Sale of Assets                                              -
                                                                                  -------------
          Total Non-Operating Income                                                     1,282
       Expenses Not Related to Business Operations:
          Legal and Professional Fees (Specify)                        -
          Non-cash charge for write-down of investment                 -
          Other Non-Operating Expenses (Specify)                       -
                                                                                  -------------
          Total Non-Operating Expenses                                                   1,282
                                                                                                      -------------
                                                                                                             1,282
                                                                                                      -------------
  NET INCOME/LOSS FOR PERIOD                                                                          $   (234,899)
                                                                                                      =============

2.  Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                              ------------------------------------------
                                               Accounts Payable    Net Accts Receivable
                                              ------------------------------------------
    Current              Under 30 Days                189,254                 49,129
    Overdue              31-60 Days                    61,235                  5,374
    Overdue              61-90 Days                    43,389                 25,620
    Overdue              91-120 Days                   93,663                 52,144
    Overdue              Over 120 Days                 13,007                110,837
                                              -----------------------------------------
    TOTAL                                        $    400,548          $     243,104
                                              -----------------------------------------

3.  Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------
                                             Frequency of                               Next          Post-Petition
                                             Payments per        Amount of Each         Payment       Payments Not Made*
        Creditor/Lessor                      Contract/Lease      Payment                Due           Number/Amount $
------------------------------------------------------------------------------------------------------------
Balboa Capital                                 1/month             $ 2,185                9/1/01        0

------------------------------------------------------------------------------------------------------------

*Explanation for Non-Payment:


4.  Tax Liability:
              Gross Payroll Expense for the Period:              $  94,271
              Gross Sales for Period Subject to Sales Tax:       $     -

                                                          ---------------------------------------------------------
                                                                                                      Post-Petition
                                                                                                       Taxes Still
                                                              Date Period          Amount Paid*          Owing
                                                          ---------------------------------------------------------
        Federal Payroll and Withholding Taxes                   8/15/2001           10,326                  -
                                                                8/31/2001            2,460                9,668

        State Payroll and Withholding Taxes                     8/15/2001            1,131                  -
                                                                8/31/2001             -                   1,543

        State Sales and Use Taxes
        Real Property Taxes
                                                          ---------------------------------------------------------

*Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made.

5.  Insurance Coverage:  SEE ATTACHED

                                         Carrier/Agent       Amount of              Policy Exp
                                         Name                Coverage               Date          Premium Paid Through Date
    Workers Compensation
    Liability
    Fire and Extended Coverage
    Property
    Theft
    Life
    Vehicle
    Other

6.  Questions:

     A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Offices of the United States Trustee?
                                                  YES                            Explain:
                                                  NO      X

     B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                                                  YES                            Explain:
                                                  NO      X

7.  Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

                                             Type of       Total Post-Petition
          Name of Professional            Professional         Amount Unpaid
--------------------------------------------------------------------------------
Latham & Watkins                          Legal                $  13,068
Stradling, Yocca, Carlson & Rauth         Legal                $   2,301
Winthrop Couchot                          Legal                $  65,542

8.  Narrative Report of Significant Events and Events out of the Ordinary Course of Business:
       N/A


9.  Quarterly Fees:  (This Fee must be paid to the United States Trustee every calendar quarter)

     Quarterly            Total                                                       Quarterly
      Period          Disbursements     Quarterly      Date     Amount       Check    Fee Still
      Ending           For Quarter         Fee         Paid      Paid         No.       Owing
----------------------------------------------------------------------------------------------------
FRT - US 6/30/2001      $ 280,105        $ 3,000     9/6/2001   $3000.00     4158       $0





I, Michael Neufeld, President, CFO, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:  9/19/2001                           /S/ Michael Neufeld
       -----------------------              ------------------------------------
                                            Debtor in Possession or Trustee

FREEREALTIME.COM - CONSOLIDATED
MISCELLANEOUS OPERATING EXPENSES (Part 1A)
AUGUST 01, 2001 - AUGUST 31, 2001


     ACCOUNT                               AMOUNT
---------------------------------------------------
Bank Charges                                 2,133
Professional-Legal                          38,353
Miscellaneous                                9,548

                                        -----------
Total                                       50,034
                                        ===========

Insurance Policies



DIRECTORS & OFFICERS LIABILITY INSURANCE
----------------------------------------
Name of Insurer:              National Union Fire Ins Co
Policy #                              4732296
Coverage:                     Liability - $4 million, Retention - $250,000, Crisis Loss - $50,000
Expiration Date:                    9/16/2001
Monthly bill:                      $13,548.00 *


PROFESSIONAL LIABILITY/E&O INSURANCE
------------------------------------
Name of Insurer:              National Union Fire Ins Co
Policy #                           4732296
Coverage:                     Liability - $4.2 million, $2,500 deductible
Expiration Date:                    9/16/2001
Monthly bill:                       $1,488.35 *


WORKER'S COMPENSATION
---------------------
Name of Insurer:              Clarendon National Ins Co.
Policy #                      01KR00253
Coverage:                     Liability - $1 million
Expiration Date:                    12/1/2001
Monthly bill:                       $2,600.00 *


GENERAL LIABILITY & PROPERTY INSURANCE
--------------------------------------
Name of Insurer:              Chubb Custom Ins Co.
Policy #                           7949-12-09
Coverage:
Expiration Date:                    1/19/2002
Monthly bill:                       $2,500.00 *


MEDICAL INSURANCE
-----------------
Name of Insurer:              Blue Shield of California
Policy #                      H52525 & 942816
Expiration Date:                   12/31/2001
Monthly bill:                 Varies based on number of employees


DENTAL INSURANCE
----------------
Name of Insurer:              Guardian Dental
Policy #                               355311
Expiration Date:                   12/31/2001
Monthly bill:                 Varies based on number of employees


* Policy also covers certain wholly-owned subsidiaries of FreeRealTime.com for which the company is reimbursed a portion of the monthly premium from those subsidiaries.